UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 1, 2019	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

107 Audubon Road, Bldg 2, Suite 201 Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(978) 868-5011

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 3.02 Unregistered Sales of Equity Securities

On April 1, 2019 Security Devices International, Inc. (the "Company") made a share issuance to Bryan Ganz ("Ganz"), the Company's President under his consulting agreement dated June 1, 2018. The Company issued 333,333 common shares for the term December 1, 2018 to March 31, 2019 for his services. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued shares to 2412457 Ontario Corp. ("2412") (a corporation controlled by Dean Thrasher), the Company's Executive Chairman under his consulting agreement dated June 1, 2018. The Company issued 180,000 common shares for the term January 1, 2019 to March 31, 2019 for his services. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued 250,000 shares to Lisa Klein Wager ("Wager"), the Company's General Counsel for her services from January through March of 2019. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The Company's Chief Executive Officer, Paul Jensen has retired and resigned effective April 1, 2019 as CEO.  He will remain a director. Dean Thrasher, who has served as Executive Chairman and Corporate Secretary of the Board has resigned effective April 1, 2019 from these positions giving him the ability to pursue other endeavors.  He will remain a director.  Bryan Ganz, the Company's President, will assume the title and responsibilities of CEO effective April 1, 2019, and continue to serve as Chairman of the Board.  Lisa Klein Wager, who was appointed effective October 29, 2018 as the Company's General Counsel and Chief Legal Officer, will continue to serve in those capacities and has also been appointed as Corporate Secretary to take over those responsibilities from Mr. Thrasher effective April 1, 2019.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL INC.

April 2, 2019	/s/ Bryan Ganz
Name: Bryan Ganz
Title: President and Chief Executive Officer